UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27074	52-1637226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4810 Harwood Road

San Jose, CA 95124

(Address of principal executive offices, with zip code)

(408) 979-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 18, 2005, Secure Computing Corporation, a Delaware corporation (“Secure”), announced that it has entered into an Agreement and Plan of Merger dated as of August 17, 2005 (the “Merger Agreement”) with Bailey Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Secure (“Merger Sub”), and CyberGuard Corporation, a Florida corporation (“CyberGuard”), providing for the merger of CyberGuard with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of Secure.

At the effective time and as a result of the Merger, Secure will issue 0.5 shares of Secure common stock and $2.73 in cash for each outstanding share of CyberGuard common stock. Secure also expects to assume all outstanding and unexercised options to purchase CyberGuard common stock. The cash portion of the Merger consideration is expected to be paid from the proceeds of the sale of shares of Series A preferred stock and warrants to purchase common stock issuable pursuant to the terms of the Securities Purchase Agreement described below (the “Purchase Agreement”).

The transaction has been approved by both companies’ boards of directors and is subject to the approval of both companies’ stockholders, regulatory approvals and customary closing conditions.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with the execution of the Merger Agreement, each of the members of the board of directors and each executive officer of CyberGuard has entered into a voting agreement with Secure, in which such directors and executive officers have agreed to vote their respective shares of CyberGuard common stock in favor of the Merger and have granted Secure a proxy to vote their shares at any CyberGuard stockholder meeting convened to consider the Merger. A copy of the form of voting agreement entered into by the members of the board of directors and each executive officer of CyberGuard is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, each of the members of the board of directors and each executive officer of Secure has entered into a voting agreement with CyberGuard, in which such directors and executive officers have agreed to vote their respective shares of Secure common stock in favor of the Merger and have granted CyberGuard a proxy to vote their shares at any Secure stockholder meeting convened to consider the Merger. A copy of the form of voting agreement entered into by the members of the board of directors and each executive officer of Secure is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, certain affiliates of CyberGuard have entered into affiliate agreements with Secure in connection with the Merger Agreement, in which such affiliates have agreed not to make any sale, transfer or other disposition of Secure common stock in violation of the Securities Act of 1933, as amended or the Rules and Regulations promulgated thereunder. A copy of the form of affiliate agreement entered into by certain affiliates of CyberGuard is attached hereto as Exhibit 2.4 and is incorporated herein by reference.

Securities Purchase Agreement

On August 17, 2005, Secure entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Warburg Pincus Private Equity IX, L.P. (the “Purchaser”). Pursuant to the terms of the Purchase Agreement, Secure has agreed to issue and sell to the Purchaser (i) an aggregate of 700,000 shares of its Series A preferred stock, par value $0.01 per share (the “Series A Convertible Preferred Stock”), and (ii) a warrant to purchase an aggregate of 1,000,000 shares of its common stock, par value $0.01 (the “Warrant”), with an exercise price of $14.74, for aggregate gross proceeds of $70,000,000. Secure will apply the net proceeds from the sale of the Series A Convertible Preferred Stock and Warrant to finance the cash consideration portion of the Merger, as provided in the Merger Agreement.

Pursuant to the terms of the Purchase Agreement, each of Secure, on the one hand, and the Purchaser, on the other hand, made representations and warranties regarding matters that are customarily included in financings of this nature. The obligations of Secure to sell and issue the Series A Convertible Preferred Stock and the Warrant, and the obligations of the Purchaser to purchase such securities, are subject to the fulfillment of customary conditions, including (i) approval of the issuance of shares of Secure pursuant to the Purchase Agreement by the stockholders of Secure, (ii) appointment of a director to the board of directors of Secure nominated by the Purchaser, (iii) expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain foreign antitrust approvals, (iv) filing of a certificate of designations, preferences and rights of the Series A Convertible Preferred Stock (the “Certificate of Designations”), (v) the accuracy of the representations and warranties made by both Secure and the Purchaser and (vi) the closing of the Merger.

The shares of Series A Convertible Preferred Stock purchased by the Purchaser from Secure have an aggregate liquidation preference of $70,000,000 (which amount shall accrete daily at an annual rate of 5.0% after the issuance of the Series A Convertible Preferred Stock compounded semi-annually) (the “Base Liquidation Preference”) and are convertible into shares of common stock of Secure, at the holder’s option, at a rate determined by dividing the aggregate liquidation preference of the shares to be so converted by $13.51 (the “Series A Conversion Price”). Secure has the right to require conversion of the Series A Convertible Preferred Stock one year after the issuance of the Series A Convertible Preferred Stock under certain circumstances described in the form of Certificate of Designations attached hereto as Exhibit 3.1.

The conversion price of the Series A Convertible Preferred Stock is subject to adjustments upon certain events, including without limitation for stock splits, stock dividends, rights distributions and similar events, and a broad-based weighted average adjustment for future issuances of Common Stock at a price below the Series A Conversion Price. After the date which is four years and six months after the initial issuance of the Series A Convertible Preferred Stock, the Series A Convertible Preferred Stock will have the right to receive semi-annual dividends at an annual rate of 5.0% of the Base Liquidation Preference compounded semi-annually and Secure shall have the option to pay such dividends in cash or to accrue such dividends and add them to the Base Liquidation Preference.

Upon a change of control, the Purchaser may elect to (i) convert the shares of Series A Convertible Preferred Stock into shares of common stock of Secure and receive the consideration due to the common stockholders upon conversion, or (ii) redeem the Series A Convertible Preferred Stock for cash at the liquidation preference then in effect. If a change of control occurs within five years after the issuance of the Series A Convertible Preferred Stock, the liquidation preference shall be an amount equal to the Base Liquidation Preference plus a premium depending on the year in which the change of control occurs, as more fully described in the form of Certificate of Designations.

The Series A Convertible Preferred Stock ranks senior to the common stock of Secure with respect to liquidation payments and dividends. The Series A Convertible Preferred Stock votes as a single class with the common stock of Secure on any matter to come before the stockholders of Secure, with each share of Series A Convertible Preferred Stock being entitled to cast a number of votes equal to the number of shares of Common Stock into which it is then convertible. So long as at least one half of the Series A Convertible Preferred Stock remains outstanding, a majority of the Series A Convertible Preferred Stock is required to approve (i) changes to Secure’s certificate of incorporation or bylaws that adversely affect the rights, preferences or privileges of the Series A Convertible Preferred Stock, (ii) the adoption of any shareholder rights plan that would have the effect of diluting the economic or voting interest of the Purchaser, (iii) incurrence of debt, distribution of assets, payment of dividends or repurchase of securities, (iv) creation or issuance of any equity security senior or pari passu to the Series A Convertible Preferred Stock, (v) any increase in the size of Secure’s board of directors above nine members and (vi) any action that adversely affects the rights, preferences or privileges of the Series A Convertible Preferred Stock.

The description of the terms and conditions of the Purchase Agreement and the Certificate of Designations set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 10.1 and the form of Certificate of Designations attached hereto as Exhibit 3.1 and incorporated by this reference.

Warrant

Pursuant to the terms of the Purchase Agreement, the Purchaser will be issued a Warrant to purchase 1,000,000 shares of common stock, at an initial per share exercise price of $14.74. The

Warrant will expire on the 7th anniversary of the issuance of the Series A Convertible Preferred Stock. The Warrant provides for adjustment of the number and kind of securities purchasable upon exercise of the Warrant, as well as for adjustment of the per share exercise price, upon the occurrence of certain specified events. These specified events include, without limitation, the payment by Secure of a dividend or a distribution on its common stock in shares of common stock, the consolidation or merger of Secure with another entity in which Secure is not the surviving entity, and the combination, subdivision or reclassification of the capital stock of Secure. The Warrant also contains an anti-dilution adjustment provision which provides for an adjustment in the per share exercise price in the event that Secure issues and sells shares of its common stock for per share consideration that is less than the exercise price then in effect, subject to customary limitations and exclusions.

The description of the terms and conditions of the Warrant set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant attached hereto as Exhibit 4.1 and incorporated herein by reference.

On August 18, 2005, Secure announced the execution of the Merger Agreement and the Purchase Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 17, 2005, Secure Computing Corporation (“Secure”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Warburg Pincus Private Equity IX, L.P. (the “Purchaser”). Pursuant to the terms of the Purchase Agreement, Secure has agreed to issue and sell to the Purchaser (i) an aggregate of 700,000 shares of its Series A preferred stock, par value $0.01 per share (the “Series A Convertible Preferred Stock”), and (ii) a warrant to purchase an aggregate of 1,000,000 shares of its common stock, par value $0.01 (the “Warrant”), with an exercise price of $14.74, for aggregate gross proceeds of $70,000,000. Secure will apply the net proceeds from the sale of the Series A Convertible Preferred Stock and Warrant to finance the cash consideration portion of the Agreement and Plan of Merger discussed in Item 1.01 above and incorporated by reference herein.

The Series A Convertible Preferred Stock are convertible into shares of common stock of Secure. The conversion price is subject to adjustment in certain circumstances discussed in Item 1.01 above and incorporated by reference herein.

The securities will be offered pursuant to exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D. There is a total of one purchaser, which is an “accredited investor” as such term is defined in Regulation D. A legend will be placed on each certificate indicating that the Series A Convertible Preferred Stock and the shares issuable upon exercise of the Warrant have not been registered and are restricted from resale.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 17, 2005, by and among Secure Computing Corporation, Bailey Acquisition Corp. and CyberGuard Corporation.

2.2	Form of Voting Agreement entered into by Secure Computing Corporation with each of Patrick J. Clawson, Peter H. Howard, Michael Jacobs, Kenneth C. Jenne, II, David L. Manning, Michael Matte, Daniel J. Moen, Mark Reese, William D. Rubin, Richard L. Scott, William G. Scott, Gary Taggart, Michael G. Wittig.

2.3	Form of Voting Agreement entered into by CyberGuard Corporation with each of Mary Budge, Robert Frankenberg, Michael Gallagher, James Jordan, John McNulty, Stephen Puricelli, Eric Rundquist, Vince Schiavo, Tim Steinkopf and Alexander Zakupowsky.

2.4	Form of Affiliate Agreement entered into by Secure Computing Corporation with each of Patrick J. Clawson, Peter H. Howard, Michael Jacobs, Kenneth C. Jenne, II, David L. Manning, Michael Matte, Daniel J. Moen, Mark Reese, William D. Rubin, Richard L. Scott, William G. Scott, Gary Taggart, Michael G. Wittig.

3.1	Form of Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Secure Computing Corporation.

4.1	Form of Warrant by and among Secure Computing Corporation and Purchasers.

10.1	Securities Purchase Agreement, dated as of August 17, 2005, by and among Secure Computing Corporation and Warburg Pincus IX, L.P.

99.1	Press release of Secure Computing Corporation dated August 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: August 19, 2005	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf
Senior Vice President and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 17, 2005, by and among Secure Computing Corporation, Bailey Acquisition Corp. and CyberGuard Corporation.

2.2	Form of Voting Agreement entered into by Secure Computing Corporation with each of Patrick J. Clawson, Peter H. Howard, Michael Jacobs, Kenneth C. Jenne, II, David L. Manning, Michael Matte, Daniel J. Moen, Mark Reese, William D. Rubin, Richard L. Scott, William G. Scott, Gary Taggart, Michael G. Wittig.

2.3	Form of Voting Agreement entered into by CyberGuard Corporation with each of Mary Budge, Robert Frankenberg, Michael Gallagher, James Jordan, John McNulty, Stephen Puricelli, Eric Rundquist, Vince Schiavo, Tim Steinkopf and Alexander Zakupowsky.

2.4	Form of Affiliate Agreement entered into by Secure Computing Corporation with each of Patrick J. Clawson, Peter H. Howard, Michael Jacobs, Kenneth C. Jenne, II, David L. Manning, Michael Matte, Daniel J. Moen, Mark Reese, William D. Rubin, Richard L. Scott, William G. Scott, Gary Taggart, Michael G. Wittig.

3.1	Form of Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Secure Computing Corporation.

4.1	Form of Warrant by and among Secure Computing Corporation and Purchasers.

10.1	Securities Purchase Agreement, dated as of August 17, 2005, by and among Secure Computing Corporation and Warburg Pincus IX, L.P.

99.1	Press release of Secure Computing Corporation dated August 18, 2005.